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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 of our report dated April 29, 2005 relating to the financial statements and financial highlights of Variable Account A of American International Life Assurance Company of New York and our report dated April 29, 2005 relating to the financial statements of American International Life Assurance Company of New York. We also consent to the use of our report dated May 27, 2005 (except for Note 15, to which the date is September 9, 2005) relating to the statutory financial statements of AGC Life Insurance Company for the years ended December 31, 2004 and 2003, and our report dated May 14, 2004 relating to the statutory financial statements of AGC Life Insurance Company for the years ended December 31, 2003 and 2002, which appear in such Registration Statement. We also consent to the incorporation by reference in the Registration Statement of our report dated May 27, 2005, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2004. We also consent to the references to us under the heading "Financial Statements" in such Registration Statement.



Houston, Texas
September 26, 2005